CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 22, 2016, relating to the financial statements and financial highlights which appears in the October 31, 2016 Annual Report to Shareholders of certain Russell Investment Company funds (refer to Appendix I for those funds covered under this consent), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Statements”, “Financial Highlights”, “Trustees and Officers”, “Independent Registered Public Accounting Firm” and “Disclosure of Portfolio Holdings” in such Registration Statement.

PricewaterhouseCoopers LLP

Seattle, WA

February 24, 2017

Appendix I

Fund name
Russell U.S. Core Equity Fund
Russell U.S. Defensive Equity Fund
Russell U.S. Dynamic Equity Fund
Russell U.S. Strategic Equity Fund
Russell U.S. Large Cap Equity Fund
Russell U.S. Mid Cap Equity Fund
Russell U.S. Small Cap Equity Fund
Russell International Developed Markets Fund
Russell Global Equity Fund
Russell Emerging Markets Fund
Russell Tax-Managed U.S. Large Cap Fund
Russell Tax-Managed U.S. Mid & Small Cap Fund
Russell Tax-Managed International Equity Fund
Russell Global Opportunistic Credit Fund
Unconstrained Total Return Fund
Russell Strategic Bond Fund
Russell Investment Grade Bond Fund
Russell Short Duration Bond Fund
Russell Tax Exempt High Yield Bond Fund
Russell Tax Exempt Bond Fund
Russell Commodity Strategies Fund
Russell Global Infrastructure Fund
Russell Global Real Estate Securities Fund
Russell Multi-Strategy Income Fund
Russell Strategic Call Overwriting Fund
Select U.S. Equity Fund
Select International Equity Fund
Conservative Strategy Fund
Moderate Strategy Fund
Balanced Strategy Fund
Growth Strategy Fund
Equity Growth Strategy Fund
2020 Strategy Fund
2025 Strategy Fund
2030 Strategy Fund
2035 Strategy Fund
2040 Strategy Fund
2045 Strategy Fund
2050 Strategy Fund
2055 Strategy Fund
In Retirement Fund

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